Exhibit 99.1

FOR IMMEDIATE RELEASE:

CONTACT	Exogen

Timothy Rogers Chief Financial Officer Technology Solutions Company (O) 312-228-4848 Tim.rogers@techsol.com	55 East Monroe Street Suite 2600 Chicago, Illinois 60603 (O) 312-228-4500

TSC Launches Exogen Subsidiary

New Business Unit Focused on Improving the Experience of Healthcare Providers and Manufacturers

Chicago — December 11, 2007—Technology Solutions Company (NASDQ: TSCC), announced today that it has formed a new business subsidiary named Exogen Solutions LLC, operating under the name Exogen. The new company is focused on creating value and improving the experience of healthcare providers and manufacturers. The new subsidiary will operate alongside its TSC subsidiary, which is focused on SAP system deployments. The current, non-SAP focused employees will form the employee basis of Exogen.

“Exogen takes the best of our services and experience outside the healthcare market and marries it with our innovative healthcare products and services to create a new solutions company with unique intellectual property that is committed to creating value for healthcare providers and manufacturers,” said Milton Silva-Craig, President and CEO of Exogen, and who continues as President and CEO of Technology Solutions Company.

Exogen’s solutions will help lead the transformation of healthcare providers and manufacturers from a traditional inside-out thinking to an Outside-In, value-driven customer perspective. Its teams of value creation experts have intimate knowledge of the challenges facing healthcare providers and manufacturers today and share a common vision for the future. Exogen will combine its knowledge and vision, with best-in-class solutions developed in other industries, to bring to market unique products and services for healthcare providers and manufacturers.

“Exogen is an exciting new organization with tremendous intellectual property, outstanding capabilities and proven experience,” said D. Keith Pigues, Chief Marketing Officer of Ply Gem and Chairman of the Business Marketing Association. “Its Outside-In approach to customer value creation, is the basis by which all companies should operate. Exogen’s commitment to applying its proven tools and vast experience to the healthcare delivery chain is significant, as evidenced by the creation of this new company. With customer-centric healthcare taking stride, the entire healthcare supply chain: manufacturers, distributors, providers and payors can benefit from becoming more consumer-focused. Exogen can add value to each of these groups as they help them develop and execute profitable growth strategies. There has never been a more challenging and exciting time in healthcare – Exogen can be an important contributor to the success of the players in this industry.”

“The team from Exogen, helped us fundamentally change the way we look at our business,” said Chuck Stein, President and Chief Marketing Officer of Owens Corning. “With their unique ‘Outside-In’ approach to understanding and creating customer value, we were able to quantify the value impact our offerings were having on our customers. We were then able to use that information to refine our go to market approach, our organization and better engage our customers in our strategic planning process. The only competitive advantage companies will have in the future is to ensure they are positively impacting the financials of their customers. Exogen is helping us do that!”

“Exogen has an exciting, new platform,” commented Dr. Raymond L. Baraldi, Jr., Associate Professor of Radiology at UMDNJ-Robert Wood Johnson Medical School and Chief of Radiology at Cooper University Hospital. “Their team helped us transform our Digital Imaging services into a more customer-centric model by leveraging technology to provide better services to our physicians and patients. Exogen’s value proposition is unique. They are focused on helping clients accelerate time to value. In our environment, they took a rigorous and methodic approach to the deployment, adoption and institutionalization of our image management system. They were able to help us realize value in a very fast and efficient manner.”

ABOUT EXOGEN

Exogen is a business solutions company that is focused on creating value for healthcare providers and manufacturers. Our solutions help lead the transformation of healthcare providers and manufacturers from a traditional inside-out thinking to an Outside-In value-driven customer perspective. Our teams of value creation experts have intimate knowledge of the challenges facing healthcare providers and manufacturers today and share a common vision for the future. We combine our knowledge and vision, with best-in-class solutions developed in other industries, to bring to market unique products and services for healthcare providers and manufacturers. We refer to our industry leading solutions as Experience and Certainty. Our proven Experience solutions leverage our exclusive Outside-In intellectual property helping our customers identify, understand and quantify value creation opportunities through the eyes of their customers. Our proven Certainty solutions deliver and sustain value in the areas of digital healthcare and operational transformation. Our entire suite of business solutions exist to deliver results. We have delivered hundreds of successful strategy, planning, implementation and optimization projects with extraordinary results and outstanding client references. For more information, please visit: www.exogeninc.com.

Exogen is a wholly-owned subsidiary of Technology Solutions Company.

About TSC

Technology Solutions Company (TSC) is a leading business solutions provider that partners with clients to expose and leverage opportunities that create, measure, and sustain the delivery of value to their customers.  TSC serves the healthcare and manufacturing industries. For more information, please visit: www.techsol.com.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This press release contains or may contain certain forward-looking statements concerning TSC’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although TSC believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. TSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, TSC’s ability to manage decreased revenue levels; TSC’s need to attract new business and increase revenues; TSC’s declining cash position; TSC’s ability to manage costs and headcount relative to expected revenues; TSC’s ability to successfully introduce new product and service offerings; TSC’s ability to successfully introduce its new Exogen business subsidiary; TSC’s dependence on a limited number of clients for a large portion of its revenue; the potential loss of significant clients; TSC’s ability to attract new clients and sell additional work to existing clients; TSC’s ability to attract and retain employees; the rapidly changing nature of information technology services, including TSC’s ability to keep pace with technological and market changes and its ability to refine and add to existing service offerings; the lack of shareholder approved stock options available for grants by TSC to retain existing employees; and changing business, economic or market conditions and changes in competitive and other factors, all as more fully described herein and in TSC’s filings with the Securities and Exchange Commission, press releases and other communications. Forward-looking statements are not guarantees of performance. Such forward-looking statements speak only as of the date on which they are made and, except as may be otherwise required by law, TSC does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If TSC does update or correct one or more forward-looking statements, investors and others should not conclude that TSC will make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.